UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 14, 2015

AZZ INC.
(Exact name of Registrant as specified in its charter)

TEXAS (State or Other Jurisdiction of Incorporation or Organization)	1-12777 Commission File No.	75-0948250 (I.R.S. Employer Identification Number)

One Museum Place, Suite 500 3100 West 7th Street Fort Worth, TX 76107 (Address of principal executive offices, including zip code)

Registrant’s Telephone Number, including Area Code:
817-810-0095

AZZ incorporated
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain          Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2015, the Board of Directors (the “Board”) of AZZ Inc., a Texas corporation (the “Company”), elected Mr. Steven Purvis, age 51, to serve as a member of the Board, effective immediately.

Mr. Purvis has over 19 years of service with Luther King Capital Management (“LKCM”), a private investment management firm with several billion dollars of assets under management. He is a shareholder of LKCM and also serves as a Portfolio Manager responsible for LKCM’s small and mid cap investments. Mr. Purvis is also a Trustee of the LKCM Funds, which is responsible for the oversight of LKCM’s two billion dollar mutual funds complex. He is currently serving as Chairman for KGP Group Inc., a private manufacturing company focused on the aerospace and packaging end markets and on the investment committee of All Saints Episcopal School of Fort Worth, Texas. Mr. Purvis has a 28 plus year career in the investment management industry.
Mr. Purvis earned his Master of Business Administration; Finance from the University of Missouri – Kansas City and a Bachelor of Science in Business Administration; Finance from the University of Missouri.
The election of Mr. Purvis to the Board was not subject to any arrangement or understanding between the Company and Mr. Purvis and he has not entered into any employment agreement with the Company.

Mr. Purvis has been appointed to the Company’s Audit and Nominating and Corporate Governance Committees.

During the past three years, Mr. Purvis has not entered into any transactions with the Company and there is no family relationship among the Company’s officers and directors and Mr. Purvis.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On July 15, 2015, the Company issued a press release announcing the appointment of Mr. Purvis to serve on the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed as part of this report.

Exhibit No.	Description
99.1	Press Release issued by AZZ Inc. on July 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ Inc.
Date: July 15, 2015	By:	/s/ Tara D. Mackey
Tara D. Mackey Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by AZZ Inc. on July15, 2015.